================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Symmetricom, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                               SYMMETRICOM, INC.
                             2300 ORCHARD PARKWAY
                            SAN JOSE, CA 95131-1017

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 9, 1998

  The Annual Meeting of Shareholders of Symmetricom, Inc., a California corporation (the "Company"), will be held on Monday, November 9, 1998 at 10:00 a.m. at the offices of the Company, at 2300 Orchard Parkway, San Jose, California 95131-1017.

  At the meeting, shareholders will consider and vote upon the following proposals:

    1. To elect a Board of Directors of the Company;

    2. To increase the size of the Company's Board of Directors to four to seven members;

    3. To increase the number of shares available under the Company's Employee Stock Purchase Plan from 450,000 to 850,000;

    4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year; and

    5. To transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

  The Board of Directors has fixed the close of business on September 10, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Accordingly, only shareholders of record at the close of business on that day will be entitled to vote at the meeting, notwithstanding any transfer of shares on the books of the Company after that date.

  A Proxy Statement which contains information with respect to the matters to be voted upon at the meeting and a Proxy card and return envelope are furnished herewith. Management urges each shareholder to carefully read the Proxy Statement.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ MARY A. RORABAUGH
                                          MARY A. RORABAUGH
                                          Secretary

San Jose, California
Dated: October   , 1998

  IT IS DESIRABLE THAT AS MANY OF THE SHAREHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. YOU ARE CORDIALLY INVITED TO ATTEND IN PERSON. REGARDLESS OF WHETHER YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR SHARES WILL BE REPRESENTED IN THE EVENT YOU ARE UNABLE TO ATTEND. SIGNING A PROXY AT THIS TIME WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

                               SYMMETRICOM, INC.
                             2300 ORCHARD PARKWAY
                            SAN JOSE, CA 95131-1017

                                PROXY STATEMENT

                                    GENERAL

DATE, TIME AND PLACE

  This Proxy Statement is furnished to the shareholders of Symmetricom, Inc., a California corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Monday, November 9, 1998, at the principal executive offices of the Company at the address set forth above, and any and all postponements or adjournments thereof. It is anticipated that this Proxy Statement and the enclosed Proxy card will be sent
to such shareholders on or about October   , 1998.

PURPOSES OF THE ANNUAL MEETING

  The Purposes of the Annual Meeting are to (1) elect a Board of Directors of the Company, (2) increase the size of the Company's Board of Directors to four to seven members, (3) increase the number of shares available under the Company's Employee Stock Purchase Plan from 450,000 to 850,000, (4) ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year and (5) transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

PROXY/VOTING INSTRUCTION CARDS AND REVOCABILITY OF PROXIES

  When the Proxy in the enclosed form is returned, properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions given by the shareholder. If no instructions are given, the returned Proxy will be voted in favor of the election of the nominees named herein as directors and in favor of each of the other proposals. Any shareholder, including a shareholder personally attending the meeting, may revoke his or her Proxy at any time prior to its use by filing with the Secretary of the Company, at the corporate offices at 2300 Orchard Parkway, San Jose, California 95131-1017, a written notice of revocation or a duly executed Proxy bearing a later date or by voting in person at the Annual Meeting.

RECORD DATE AND SHARE OWNERSHIP

  Shareholders of record at the close of business on September 10, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 15,798,897 shares of the Company's Common Stock were issued and outstanding. For information regarding security ownership by management and by 5% shareholders, see "Other Information--Share Ownership by Principal Shareholders and Management."

VOTING AND SOLICITATION; QUORUM

  Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than the number of candidates to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. The Company will cumulate votes in the event that additional persons are nominated at the Annual Meeting for election as directors.

  On matters other than the election of directors, each share has one vote. Votes against any such proposal will be counted for determining the presence or absence of a quorum and will also be counted as having been voted with respect to the proposal for purposes of determining whether the requisite majority of voting shares has been obtained, but will be treated as votes against the proposal.

  An automated system administered by the Company's transfer agent tabulates the proxies received prior to the date of the Annual Meeting. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal.

  A majority of the outstanding shares constitutes the quorum required to transact business at the Annual Meeting.

  The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

  Any proposal to be presented at the Company's next Annual Meeting of Shareholders must be received at the Company's principal office no later than
June   , 1999 in order to be considered for inclusion in the Company proxy materials for such meeting. Any such proposals must be submitted in writing and addressed to the attention of the Company's Corporate Secretary at 2300 Orchard Parkway, San Jose, California 95131-1017.

                               PROPOSAL NO. ONE

                             ELECTION OF DIRECTORS

NOMINEES

  The Bylaws of the Company presently provide for a Board of three to five directors, and the number of directors is presently fixed at four. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's four nominees named below, all of whom are presently directors of the Company. In addition, if the shareholders approve Proposal No. Two, increasing the size of the Board of Directors to four to seven, then
the Board will fix the number of directors at    and, unless otherwise
instructed, the proxy holders will vote the proxies received by them for management's contingent nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

  The names of the nominees, and certain information about them, are set forth below:

                                   DIRECTOR
             NAME              AGE  SINCE    PRINCIPAL OCCUPATION OR EMPLOYMENT
             ----              --- -------- -----------------------------------
 NOMINEES
 Richard W. Oliver(1)(2).....   52   1997   Chairman of the Board of the
                                            Company; Professor of Management at
                                            the Owen Graduate School of
                                            Management, Vanderbilt University
 Roger A. Strauch............   42   1995   Chief Executive Officer and Chief
                                            Financial Officer of the Company
 William D. Rasdal(1)(2).....   65   1985   Retired
 Robert M. Wolfe(1)(2).......   71   1990   Telecommunications Network
                                            Consultant
 CONTINGENT NOMINEES(3)
 [To be determined.]

--------
(1) Member of the Audit Committee.
(2) Member of the Stock Option and Compensation Committee.
(3) Contingent upon approval by shareholders of Proposal No. Two to increase the size of the Board of Directors to four to seven.

  Mr. Oliver has been Chairman of the Board of the Company since June 1998, and has been a Professor of Management at the Owen Graduate School of Management, Vanderbilt University, since September 1992. From 1977 to September 1992, Mr. Oliver served in various marketing and corporate positions, including as Vice President of Business and Residential Services, Vice President of Corporate Marketing and special assistant to the Chairman and Chief Executive Officer, for Northern Telecom Limited, a telecommunications Company ("Northern Telecom"). Mr. Oliver is also director of Communications Central, Inc., a provider of public pay telephone services, and Applied Innovation, Inc., a manufacturer of data communication equipment in the telephone industry, as well as several private companies.

  Mr. Strauch has served as Chief Executive Officer and Chief Financial Officer of the Company since June 1998 and July 1998, respectively. In addition, Mr. Strauch is Chairman of the Board of The Roda Group, a venture development firm based in Berkeley, California. In June of 1997, Mr. Strauch retired from his position as Chairman of the Board and Chief Executive Officer of TCSI Corporation (TCSI), a telecommunications software company. Mr. Strauch co-founded TCSI in 1983 and served initially as the general manager of this Teknekron Corporation division. Once established as a separate corporation, Mr. Strauch was elected as TCSI's President in 1987 and, in addition, its Chief Executive Officer in 1989 and Chairman of the Board in 1996. For five years prior thereto, Mr. Strauch served as a senior staff engineer and project manager for Hughes Aircraft Company's Space and Communications Group. Mr. Strauch is on the Board of Directors of Ask Jeeves, an internet navigation company, NightFire Software, a telecommunications software company, and Plynetics Express, a rapid prototyping and tooling manufacturer. He is a member of the Board of Trustees of the Math Sciences Research Institute, the Industrial Advisory Board of the Department of Electrical Engineering and Computer Sciences at the University of California, Berkeley, and a member of Cornell University's College of Engineering Advisory Council.

  In June 1998, Mr. Rasdal retired as Chairman of the Board and Chief Executive Officer of the Company. Mr. Rasdal served as Chairman of the Board of the Company since July 1989 and as Chief Executive Officer since joining the Company in November 1985. In addition, Mr. Rasdal served as President and Chief Operating Officer of Telecom Solutions, a division of the Company, from January 1997 to March 1998. From November 1985 until July 1989, Mr. Rasdal was President and a Director of the Company. Mr. Rasdal has also served as a Director of both Celeritek, Inc., a provider of gallium arsenide integrated circuits, since April 1985 and of Advanced Fibre Communications, Inc., a manufacturer of telecommunications systems, since February 1993. From March 1980 until March 1985, Mr. Rasdal was associated with Granger Associates, a manufacturer of telecommunications products. His last position with Granger Associates was President and Chief Operating Officer. From November 1972 to January 1980, Mr. Rasdal was employed by Avantek as Vice President and Division Manager for Avantek's microwave integrated circuit and semiconductor operations. For the thirteen years prior to joining Avantek, he was associated with TRW in various management positions.

  Mr. Wolfe has been an independent telecommunications network consultant since October 1989. From April 1985 until October 1989, Mr. Wolfe served as Vice President of BellSouth Services, a subsidiary of BellSouth Corporation, where he was responsible for telecommunications network planning. For three years prior thereto, he served as Assistant Vice President of BellSouth Corporation involved in strategic planning for BellSouth after the Bell System breakup. Prior to 1982, Mr. Wolfe held various positions in the Bell System, including two years at AT&T in New York.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

  With respect to the election of directors, shareholders have cumulative voting rights, which means that each shareholder has the number of votes equal to the number of shares held multiplied by the number of directors to be elected. Each shareholder may give all such votes to one candidate or distribute such shareholder's votes among the candidates as the shareholder chooses. However, the right to cumulate votes may not be exercised until the candidate or candidates have been nominated and a shareholder has given notice at the Annual Meeting of the shareholder's intention to vote cumulatively. If any shareholder present at the Annual Meeting gives such notice, all shareholders may cumulate their votes. The candidates receiving the highest number of votes of shares entitled to vote for them, up to the number of directors to be elected, shall be elected. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES SET FORTH HEREIN.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

  The Board of Directors has an Audit Committee and a Stock Option and Compensation Committee. There is no Nominating Committee or a committee performing the functions of a nominating committee. The Audit Committee monitors the performance of the independent auditors, recommends their engagement or dismissal to the Board of Directors and monitors the Company's internal financial and accounting organization and financial reporting. The Stock Option and Compensation Committee recommends executive compensation arrangements for action by the Board as a whole, and administers the Company's stock option plans. During the 1998 fiscal year, the Audit Committee held three meetings and the Stock Option and Compensation Committee held four meetings.

  During the 1998 fiscal year, there were nine meetings of the Board of Directors. Each of the Company's present directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of committees of the Board of Directors on which such person served during the 1998 fiscal year.

DIRECTOR COMPENSATION

  Under the terms of the 1990 Director Option Plan, each non-employee director automatically receives a nonstatutory stock option to purchase 10,000 shares of the Company's Common Stock (i) on the date on which such person first becomes an outside director and (ii) on January 1 of each year, if on such date, such person shall have served on the Board of Directors for at least six months. Non-employee directors of the Company are paid $2,500 for each Board meeting attended in person, $500 for each teleconference Board meeting attended, and $250 for each Committee meeting attended, unless such Committee meets on the same day as an in-person Board meeting, in which case no additional payment is made for the Committee meeting. The Company also reimburses its directors for certain expenses incurred by them in their capacity as directors or in connection with attendance at Board meetings.

                               PROPOSAL NO. TWO

APPROVAL OF PROPOSAL TO INCREASE THE SIZE OF THE BOARD OF DIRECTORS TO FOUR TO
                                 SEVEN MEMBERS

  Article III, Section 2 of Company's Bylaws currently provides that the number of directors shall be not less than a minimum of three nor more than a maximum of five. The Bylaws further provide that, subject to amendment from time to time by the Board of Directors, the number of directors of the Company is presently fixed at four.

TEXT OF PROPOSED AMENDMENT TO BYLAWS

  If Proposal No. Two is approved by the shareholders, Article III, Section 2 of the Company's Bylaws will be amended in its entirety to read as follows:

  "Section 2. NUMBER OF DIRECTORS.

(a) The number of directors shall be not less than a minimum of four nor more than a maximum of seven. After adoption or amendment of this bylaw by the shareholders, the exact number of directors shall be fixed, within the limits specified in this bylaw, by the following bylaw which may be amended from time to time by the Board of Directors. The indefinite number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated maximum number of authorized directors to a number greater than two (2) times the stated minimum number of directors minus one (1).

(b) The number of directors of the corporation shall be   ."

DISCUSSION

  The Board of Directors has deemed the foregoing increase to be in the best interest of the Company because it believes that the presence on the Board of additional talented individuals with industry expertise will help the Company to meet the challenges it faces in an increasingly competitive market. In
addition to the present four directors, the Board has identified        for
election to the Board, contingent upon shareholder approval of this proposal, who the Board believes will bring a wealth of experience and insight to the Board.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

  The affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required to approve the increase in the size of the Board of Directors. As a result, both abstentions and broker non-votes will have the effect of votes against the proposal. In addition, under applicable law, because the minimum number of directors specified in the proposed amendment is less than five, if holders of at least 16 2/3% of the outstanding Common Stock affirmatively vote against the increase in the size of the Board of Directors, the proposal will be defeated. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                              PROPOSAL NO. THREE

   APPROVAL OF PROPOSAL TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE
        COMPANY'S EMPLOYEE STOCK PURCHASE PLAN FROM 450,000 TO 850,000

  The Company's Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in July 1994 and approved by the shareholders in October 1994. A total of 450,000 shares of Common Stock were initially reserved for issuance under the Purchase Plan.

PROPOSED AMENDMENT TO THE PURCHASE PLAN

  On July 27, 1998, the Board of Directors approved an amendment to the Purchase Plan to further increase the aggregate number of shares authorized for issuance thereunder by 400,000 shares, bringing the total number of shares reserved under the Purchase Plan to 850,000 shares. At the Annual Meeting, shareholders are being asked to approve this amendment to the Purchase Plan.

  The Board believes that the Purchase Plan has been and will continue to be an integral component of the Company's efforts to provide employees with an incentive to exert maximum effort for the success of the Company by aligning their interests with those of the Company's shareholders. As of the Record Date, approximately 140 or 33% of the Company's eligible employees were participating in the Purchase Plan.

DESCRIPTION OF THE PURCHASE PLAN

  General. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions in a manner that qualifies under Section 423 of the Internal Revenue Code (the "Code").

  Administration. The Purchase Plan may be administered by the Board of Directors (the "Board") or a committee of directors appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

  Eligibility. Any regular employee of the Company, employed throughout the Offering Period, is eligible to participate in an Offering Period (as defined below); provided, however, that no employee shall be granted an option under the Purchase Plan (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds Twenty-

Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. Eligible employees become participants in the Purchase Plan by filing with the Company a subscription agreement authorizing payroll deductions prior to the beginning of each Offering Period unless a later time for filing the subscription agreement has been set by the Board.

  Participation in an Offering. The Purchase Plan is implemented by offering periods usually lasting for six (6) months (an "Offering Period") with a new Offering Period commencing on the first trading day after January 31 and July 31 of each year. The Board may change the length or date of commencement of an Offering Period. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 10% of a participant's compensation. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates. At the beginning of each Offering Period, each participant is automatically granted options to purchase shares of the Company's Common Stock. The option expires at the end of the Offering Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Offering Period to the extent of the payroll deductions accumulated during such Offering Period.

  Purchase Price, Shares Purchased. Shares of Common Stock may be purchased under the Purchase Plan at a price not less than 85% of the lesser of the fair market value of the Common Stock on (i) the first day of the Offering Period or (ii) the last day of Offering Period. The fair market value of the Common Stock on any relevant date will be the closing price per share as reported on The Nasdaq National Market System. The number of shares of Common Stock a participant purchases in each Offering Period is determined by dividing the total amount of payroll deductions withheld from the participants compensation during that Offering Period by the purchase price; provided, however, that no participant may purchase more than 750 shares of Common Stock in any single Offering Period.

  Termination of Employment. Termination of a participants employment for any reason, including disability or death, cancels his or her option and participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participants account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

  Adjustment Upon Change in Capitalization, Change in Control. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other change in the capital structure of the Company effected without the receipt of consideration, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Purchase Plan, the number and class of shares of stock subject to options outstanding under the Purchase Plan, and the exercise price of any such outstanding options. Any such adjustment shall be made by the Board, whose determination shall be conclusive. Notwithstanding the above, in connection with any merger or acquisition of assets involving the Company, the Offering Period in which such event occurs shall be cancelled and participants shall receive a refund of all amounts contributed in such Offering Period, unless the Board determines, in lieu of such assumption or substitution, to shorten the Offering Period then in progress to a new exercise date. In the event the Board sets a new exercise date, the Board will notify each participant at least 10 business days prior to the new exercise date that his or her option shall be exercised automatically on the new exercise date, unless prior to such date the participant has withdrawn from the Offering Period.

  Amendment and Termination of the Plan. The Board of Directors may at any time terminate or amend the Purchase Plan. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held shareholders meeting, if such amendment would require shareholder approval in order to comply with Section 423 of the Code.

  Withdrawal. Generally, a participant may withdraw from an Offering Period at any time without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular offering, that participant may not participate again in the same Offering Period.

  Federal Tax Information for Purchase Plan. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the Offering Period or more than one (1) year from the date of transfer of the stock to the participant, then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or
(ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent that ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above and except to the extent permitted under
Section 162(m) of the Code.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANTS DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

  The affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting will be required to approve the amendment to the Purchase Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                               PROPOSAL NO. FOUR

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                OF THE COMPANY

  Deloitte & Touche LLP, Certified Public Accountants, have been the independent auditors for the Company since 1976 and, upon recommendation of the Audit Committee, their reappointment as independent auditors for the 1999 fiscal year has been approved by the Board of Directors, subject to ratification by the shareholders.

  The Company has been advised by Deloitte & Touche LLP that neither it nor any of its members has had any relationship with the Company or any of its affiliates during the past three years other than as independent auditors. The Company has been advised that a representative of Deloitte & Touche LLP will be present at the Annual Meeting, will be available to respond to appropriate questions, and will be given an opportunity to make a statement if he or she so desires.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

  Although not required to be submitted for shareholder approval, the Board of Directors has conditioned its appointment of its independent auditors upon receiving the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting. In the event the shareholders do not approve the selection of Deloitte & Touche LLP, the appointment of independent auditors will be reconsidered by the Board of Directors. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                               OTHER INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

  Based solely on its review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% shareholders were complied with, except that Richard W. Oliver did not timely file his Form 3 initial statement of beneficial ownership of Securities upon becoming a director of the Company and did not timely file a Form 5 with respect to an option grant in fiscal 1998, and Robert M. Wolfe did not timely file a Form 4 statement of changes of beneficial ownership with respect to an open market acquisition of shares of Common Stock in May 1998.

SHARE OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

  The following table sets forth the beneficial ownership of Common Stock of the Company as of July 31, 1998, by (i) all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, (ii) each of the officers named in the Summary Compensation Table (the "Named Executive Officers"), (iii) each director and (iv) all directors and executive officers as a group. A total of 15,772,302 shares of the Company's Common Stock were issued and outstanding as of July 31, 1998.

                                                       SHARES
                                                    BENEFICIALLY  APPROXIMATE
                 NAME AND ADDRESS                      OWNED     PERCENT OWNED
                 ----------------                   ------------ -------------
Friedman Billings Ramsey Investment Management,
 Inc. .............................................   960,026         6.1%
 1001 19th Street, 18th Floor
 Arlington, VA 22209-1710(1)
William D. Rasdal(2)...............................   435,788         2.8%
J. Scott Kamsler(3)................................   162,866         1.0%
Dale A. Pelletier(4)...............................     9,320           *
Robert M. Wolfe....................................     7,000           *
Thomas W. Steipp...................................     6,000           *
James J. Peterson..................................     5,000           *
Roger A. Strauch...................................     2,500           *
Richard W. Oliver..................................        --          --
All directors and executive officers as a group (7
 persons)(5).......................................   465,608         2.9%

--------
 *  Less than one percent (1%)
(1) Based on information received from Friedman Billings Ramsey Investment Management, Inc.
(2) Includes 30,000 shares subject to options exercisable within 60 days of July 31, 1998. Also includes 405,788 shares held by the Rasdal Family Trust, dated July 16, 1983, as amended, of which William D. Rasdal and Marilyn K. Rasdal are Co-Trustees.
(3) Includes 108,691 shares subject to options exercisable within 60 days of July 31, 1998, 43,476 shares held by the Kamsler Bishop Trust, dated September 22, 1995, of which J. Scott Kamsler and Linda C. Bishop are Co-Trustees and 6,500 shares held by J. Scott Kamsler and Linda C. Bishop as joint tenants.
(4) Includes 5,000 shares subject to options exercisable within 60 days of July 31, 1998.
(5) Includes 35,000 shares subject to options exercisable within 60 days of July 31, 1998. Excludes shares held by J. Scott Kamsler, who resigned from the Company prior to July 31, 1998.

                        EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth compensation earned in the last three fiscal years by (i) the Company's Chief Executive Officer, (ii) the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the fiscal year ended June 30, 1998, and (iii) William D. Rasdal who would have qualified as an executive officer pursuant to items (i) and (ii) but for the fact that he was not serving as an executive officer at the end of the fiscal year ended June 30, 1998.

                                                              LONG TERM
                                                             COMPENSATION
                                   ANNUAL COMPENSATION          AWARDS
                               ----------------------------  ------------
                                                              SECURITIES
                                               OTHER ANNUAL   UNDERLYING    ALL OTHER
        NAME AND               SALARY   BONUS  COMPENSATION    OPTIONS     COMPENSATION
   PRINCIPAL POSITION     YEAR   ($)     ($)      ($)(1)          (#)         ($)(2)
   ------------------     ---- ------- ------- ------------  ------------  ------------
CURRENT EXECUTIVE
 OFFICERS
-------------------------------------------------------------------------------
Roger A. Strauch(3)       1998  12,308      --        --            --          --
 Chief Executive Officer
  and                     1997      --      --        --            --          --
 Chief Financial Officer  1996      --      --        --            --          --
-------------------------------------------------------------------------------
James J. Peterson         1998 248,019      --        --            --         300
 President and Chief      1997 165,163  46,148   121,020(4)         --(5)      300
 Operating Officer,
  Linfinity               1996      --      --        --            --          --
 Microelectronics Inc.
-------------------------------------------------------------------------------
J. Scott Kamsler(6)       1998 208,462      --        --        30,000         500
 Former Senior Vice
  President,              1997 189,723 244,914        --        15,000         300
 Finance, Chief
  Financial Officer       1996 184,823      --        --        20,000         300
 and Secretary
-------------------------------------------------------------------------------
Dale A. Pelletier         1998 175,846      --        --        10,000         500
 Senior Vice President    1997 162,000 119,312        --        23,000         300
 Operations, Telecom
  Solutions               1996 148,961  16,775        --         5,000         300
-------------------------------------------------------------------------------
Thomas W. Steipp(7)       1998  72,115      --   106,000(8)    250,000         500
 President and Chief      1997      --      --        --            --          --
 Operating Officer,
  Telecom                 1996      --      --        --            --          --
 Solutions
-------------------------------------------------------------------------------
FORMER EXECUTIVE OFFICER
-------------------------------------------------------------------------------
William D. Rasdal(9)      1998 298,077      --        --        30,000         500
 Former Chairman of the
  Board                   1997 274,932 354,907        --            --         300
 and Chief Executive
  Officer                 1996 272,269      --        --        40,000         300

--------
(1) Excludes certain perquisites and other personal benefits, securities or property which, for any executive officer, in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such executive officer.
(2) Represents Company matching 401(k) Plan contributions.
(3) Mr. Strauch was named Chief Executive Officer on June 3, 1998, and had not been employed by the Company prior to that time. On July 2, 1998, after the end of the fiscal year, Mr. Strauch was also named Chief Financial Officer.
(4) Represents commissions earned as a percentage of net sales of Linfinity.
(5) In fiscal 1997, Mr. Peterson was granted an option to purchase up to 351,000 shares of Common Stock of Linfinity Microelectronics Inc., a subsidiary of the Company.
(6) Mr. Kamsler resigned as Chief Financial Officer on July 2, 1998, after the end of the fiscal year. In connection with his resignation, Mr. Kamsler was paid a one-time payment of $210,000.

(7) Mr. Steipp joined the Company in March 1998.
(8) Represents note and interest forgiven, $100,000 and $6,000, respectively.
(9) Mr. Rasdal retired as Chief Executive Officer on June 3, 1998. In connection with his retirement, the Company and Mr. Rasdal have entered into a consulting agreement, terminable for convenience by either party upon thirty days notice, pursuant to which Mr. Rasdal will provide certain consulting services to the Company in exchange for approximately $11,000 per month through July 1999.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth, as to the Named Executive Officers, certain information relating to stock options granted during fiscal year 1998. The following table does not include options that were repriced pursuant to the Company's option repricing effected on July 14, 1998, after the end of the fiscal year.

                                      INDIVIDUAL GRANTS                   POTENTIAL
                          ------------------------------------------ REALIZABLE VALUE AT
                          NUMBER OF  % OF TOTAL                        ASSUMED ANNUAL
                          SECURITIES  OPTIONS                          RATES OF STOCK
                          UNDERLYING GRANTED TO EXERCISE             PRICE APPRECIATION
                           OPTIONS   EMPLOYEES   OR BASE             FOR OPTION TERM(3)
                           GRANTED   IN FISCAL    PRICE   EXPIRATION ------------------- -------
          NAME               (#)      YEAR(1)   ($/SH)(2)    DATE      5%($)    10%($)
          ----            ---------- ---------- --------- ---------- --------- ---------
CURRENT EXECUTIVE
 OFFICERS
Roger A. Strauch........    10,000       1.3     12.250     1/2/08      77,040   195,233
J. Scott Kamsler........    30,000       4.0     16.000    7/28/07     301,869   764,996
James J. Peterson.......        --        --         --         --          --        --
Thomas W. Steipp........   250,000      33.4      7.125     5/6/08   1,120,219 2,838,854
Dale A. Pelletier.......    10,000       1.3     16.000    7/28/07     100,623   254,999
FORMER EXECUTIVE OFFICER
William D. Rasdal.......    30,000       4.0     16.000    7/28/07     301,869   764,996

--------
(1) The total number of shares subject to options granted to employees of the Company in fiscal 1998 was 749,070.
(2) The exercise price per share is equal to the closing price of the Company's Common Stock on the date of grant.
(3) The Potential Realizable Value is calculated based on the fair market value on the date of grant, which is equal to the exercise price of options granted in fiscal 1998, assuming that the stock appreciates in value from the date of grant until the end of the option term at the annual rate specified (5% and 10%). Potential Realizable Value is net of the option exercise price. The assumed rates of appreciation are specified in rules of the SEC, and do not represent the Company's estimate or projection of future stock price. Actual gains, if any, resulting from stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock, overall stock market conditions, as well as the option holders' continued employment through the exercise/vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

  The following table provides information with respect to option exercises in fiscal 1998 by the Named Executive Officers and the value of such officers' unexercised options at the close of business on June 26, 1998 (the last trading day prior to the end of the Company's 1998 fiscal year).

                                                      NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS AT
                            SHARES                OPTIONS AT FISCAL YEAR END(#)        FISCAL YEAR END($)(1)
                          ACQUIRED ON    VALUE    --------------------------------   -------------------------
NAME                      EXERCISE(#) REALIZED($)  EXERCISABLE      UNEXERCISABLE    EXERCISABLE UNEXERCISABLE
----                      ----------- ----------- --------------   ---------------   ----------- -------------
CURRENT EXECUTIVE
 OFFICERS
Roger A. Strauch........       --          --               17,500            22,500        --         --
J. Scott Kamsler........       --          --               91,191            51,250   $59,409         --
Thomas Steipp...........       --                               --           250,000        --         --
Dale A. Pelletier.......       --          --               48,250            29,750   $10,782         --
James J. Peterson(2)....       --          --                   --                --        --         --
FORMER EXECUTIVE OFFICER
William D. Rasdal.......       --          --              130,000            50,000        --         --

--------
(1) Market value of underlying securities based on the closing price of $5.781 of the Company's Common Stock on June 26, 1998 (the last trading day prior to the end of the Company's 1998 fiscal year), minus the exercise price.
(2) Mr. Peterson has an option to purchase 100,990 shares of Common Stock of Linfinity, a subsidiary of the Company, at a per share exercise price of $2.65, and an option to purchase 250,000 shares of Common Stock of Linfinity at a per share exercise price of $3.15, under Linfinity's employee stock option plan. An aggregate of 87,740 shares subject to these options were exercisable and an aggregate of 263,250 shares subject to these Options were unexercisable at June 30, 1998. The fair market value of Linfinity's Common Stock was most recently determined by Linfinity's Board of Directors to be $3.15 per share, based upon an independent valuation analysis prepared in June 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Stock Option and Compensation Committee of the Company's Board of Directors (the "Compensation Committee") is currently composed of non-employee directors William D. Rasdal, Robert M. Wolfe and Richard W. Oliver. Prior to being named Chief Executive Officer on June 3, 1998, Roger A. Strauch was also a member of the Compensation Committee as a non-employee director. Mr. Strauch resigned his seat on the Compensation Committee upon being named Chief Executive Officer. Mr. Rasdal joined the Compensation Committee upon becoming a non-employee director on August 1, 1998. No interlocking relationship exists between the Company's Board of Directors or the compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                             CERTAIN TRANSACTIONS

  Relocation Loans to and Agreement with Thomas W. Steipp. In March 1998, in connection with his acceptance of employment with the Company and the related relocation of his personal residence, Mr. Steipp borrowed $400,000 from the Company pursuant to a Promissory Note Secured by Deed of Trust bearing interest at the rate of 6% per year (the "Interest Bearing Note") and $500,000 pursuant to a separate Promissory Note Secured by Deed of Trust that is interest free (the "Interest Free Note"). Both the Interest Bearing Note and the Interest Free Note become fully due and payable upon the earliest to occur of: (i) five days after Mr. Steipp's voluntary resignation or termination for good cause; (ii) 360 days after Mr. Steipp's termination by the Company without good cause; (iii) on the date of transfer of Mr. Steipp's principal residence, under certain circumstances; or (iv) on March 25, 2008. The Interest Free Note is secured by a first deed of trust on Mr. Steipp's principal residence, and the Interest Bearing Note is secured by a second deed of trust on Mr. Steipp's principal residence. The principal and interest on the Interest Bearing Loan is forgivable in four equal installments on each of June 25, 1998, 1999, 2000 and 2001 if Mr. Steipp remains employed by the Company at such times. The Interest Free Note does not provide for such forgiveness. In addition to the foregoing, Mr. Steipp's offer letter provides that, in the event of Mr. Steipp's termination by the Company without cause, the Company will continue to pay Mr. Steipp's salary until the earlier of (i) twelve months after such termination or (ii) such time as Mr. Steipp accepts alternative employment.

  Agreements with James J. Peterson. In July 1998, Linfinity Microelectronics, a subsidiary of the Company ("Linfinity") loaned Mr. Peterson $150,000 pursuant to an interest free demand note (the "Note"). In September 1998, Linfinity and Mr. Peterson entered into an agreement providing that: (i) if Mr. Peterson is terminated without cause prior to February 15, 1999, Linfinity will pay Mr. Peterson a bonus of $250,000 and forgive the Note; (ii) if Mr. Peterson is still employed by Linfinity on February 15, 1999 and has provided Linfinity at least 30 days advance notice of his intention to resign effective that date, Linfinity will pay Mr. Peterson a bonus of $100,000 and forgive the Note upon his actual resignation; (iii) if Mr. Peterson is employed by Linfinity after February 15, 1999 and he is terminated without cause after that date but prior to August 15, 1999, Linfinity will pay Mr. Peterson a bonus of $250,000 plus an additional $7,692 per week for every week he was employed after February 15, 1999, up to a maximum aggregate amount of $450,000, and will forgive the Note; (iv) if Mr. Peterson is still employed by Linfinity by August 15, 1999 and has provided Linfinity at least 30 days advance notice of his intention to resign effective that date, Linfinity will pay Mr. Peterson a bonus of $200,000 and forgive the Note upon his actual resignation; and (v) if Mr. Peterson is employed by Linfinity after August 15, 1999, Linfinity will not pay Mr. Peterson any bonus, but will forgive the Note on such date. In September 1998, Linfinity and Mr. Peterson entered into another agreement that provides that if, while Mr. Peterson is employed by Linfinity, a transaction is consummated resulting in a disposition of Linfinity's assets or a change of control of Linfinity (a "Sale"), then Mr. Peterson will be entitled to receive a special bonus equal to approximately 2-3.5% of the amount by which the total consideration received in the Sale exceeds certain thresholds. The foregoing agreements stipulate that if Mr. Peterson is eligible to receive payments under both agreements, he will only be entitled to receive payments under whichever agreement yields the higher aggregate payment to Mr. Peterson.

                         COMPENSATION COMMITTEE REPORT

  The Compensation Committee is currently comprised of three independent, non-employee directors who have no interlocking relationships, as defined by the Securities and Exchange Commission. Prior to becoming Chief Executive Officer on June 3, 1998, Mr. Strauch was also a member of the Compensation Committee. Mr. Rasdal joined the Compensation Committee after becoming a non-employee director on August 1, 1998. As part of its duties, the Compensation Committee reviews compensation levels of the executive officers and evaluates their performance. The Compensation Committee also administers the Company's stock option plans. In connection with such duties, the Compensation Committee determines base salary levels and short-term incentive bonus programs for the Company's executive officers at or about the start of the fiscal year, and determines actual bonuses after the end of such fiscal year based upon the achievement of Company or subsidiary profit levels. The Compensation Committee also determines stock option awards to executives throughout the year.

  The Company's executive pay programs are designed to attract and retain executives who will contribute to the Company's long-term success, to reward executives for achieving both short and long-term strategic Company goals, to link executive and shareholder interest through equity-based plans, and to provide a compensation package that recognizes individual contributions and Company performance. A substantial portion of each executive's total compensation is intended to be variable and to relate to and be contingent upon the achievement of Company or subsidiary profit levels.

  The three key components of the Company's executive compensation program in fiscal 1998 were base salary, short-term incentives, represented by the Company's annual bonus program, and long-term incentives, represented by the Company's stock programs. The Company also provides benefits to its executives to provide for health, welfare and security needs, as well as for executive efficiency. The Company's policies with respect to the three principal elements of its executive compensation program, as well as the basis for the compensation awarded to Mr. Strauch, the Company's present Chief Executive Officer, and Mr. Rasdal, the Company's former Chief Executive Officer, are discussed below.

BASE SALARY

  Base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions for high technology companies. The Compensation Committee considers not only the achievement of corporate and business unit financial and strategic goals but also individual performance, including managerial effectiveness, teamwork and customer satisfaction. Base salaries of executive officers in fiscal 1998 were set at levels comparable to levels at other companies in the technology sector to help the Company attract and retain highly talented individuals in an increasingly competitive market, and in a period in which the Company has experienced substantial fluctuations in its stock price.

ANNUAL BONUS PROGRAM

  At the beginning of the 1998 fiscal year, the Compensation Committee determined maximum annual incentive bonus payments based on aggressive profit targets compared to fiscal 1997. Following the end of the 1998 fiscal year, the Compensation Committee determined the amount of the annual incentive payments for each executive officer based on its evaluation of the achievement of the profit target set for each of (a) Linfinity, the Company's semiconductor subsidiary, with respect to Linfinity officers, (b) Telecom Solutions, the Company's telecommunications operation, with respect to Telecom Solutions officers, and (c) the Company as a whole, with respect to the Company's Chief Executive Officer and Chief Financial Officer. The Compensation Committee's philosophy is to set high profit targets, and to make each executive officer's maximum incentive bonus payout target high in relation to such executive officer's salary and in comparison with other high technology companies, in order to obtain significant linkage between overall executive compensation and the achievement of the applicable profit target.

EQUITY-BASED COMPENSATION

  Under the Company's 1990 Employee Stock Plan, stock options may be granted to executive officers and other key employees of the Company. The size of stock option awards is based primarily on an individual's performance and the individual's responsibilities and position with the Company, as well as on the individual's present outstanding vested and unvested options. Options are designed to align the interests of executive officers with those of shareholders. Stock options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and current grants generally vest over three years, subject to the Compensation Committee's discretion to vary the vesting schedule. This approach is designed to encourage the creation of shareholder value over the long term since no benefit is realized from the stock option grant unless the price of the Common Stock rises over a number of years. With respect to Linfinity officers, such officers have received stock option grants directly from Linfinity, and do not receive stock option grants with respect to the Company's stock.

  In July 1998, in response to the substantial decline in the Company's stock price over the previous twelve months, the Company entered into agreements to reprice "under water" options at an exercise price of $6.44 per share, the closing price of the Company's stock on July 14, 1998. Non-director employees participating in the repricing were granted options for three shares in exchange for every four shares tendered for repricing. Directors were granted repriced options at the rate of one share for every two shares tendered. In addition, each participant agreed not to dispose of any shares acquired pursuant to repriced options until January 14, 1999. In considering the repricing, the Board evaluated the weakened incentive effects of having a substantial number of options priced above the prevailing market price, the intensely competitive labor market and the risk of losing key personnel to other companies in the industry. The Board determined that the importance of retaining key personnel in the face of the current challenges facing the Company outweighed the potentially dilutive effect of the repricing on the Company's stockholders.

  In addition to the 1990 Employee Stock Plan, all eligible employees of the Company, including executive officers, may participate in a payroll deduction Employee Stock Purchase Plan pursuant to which Common Stock of the Company may be purchased at the end of each six-month offering period, at a purchase price equal to 85% of its fair market value at the beginning or ending of such offering period, whichever is lower.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

  The Compensation Committee meets without the Chief Executive Officer present to evaluate his performance. The Chief Executive Officer's base salary and annual incentive bonus were determined based on a number of factors, including comparative salaries of chief executive officers of similar performance high technology companies, and the Company's performance in fiscal 1997 as well as targets for fiscal 1998. Mr. Rasdal's base salary for fiscal 1998 was set at levels competitive with industry standards because of the Compensation Committee's philosophy set forth above in "Base Salary." Based on the Company's performance in fiscal 1998, Mr. Rasdal did not receive any incentive bonus for the fiscal year. The Compensation Committee granted Mr. Rasdal an option to purchase up to 30,000 shares of Common Stock during the fiscal year based on the proportion of Mr. Rasdal's outstanding options that had already vested, in accordance with the Compensation Committee's philosophy set forth in "Equity-Based Compensation." As Mr. Strauch only joined the Company immediately prior to the end of the fiscal year, the Compensation Committee is presently evaluating an appropriate compensation package for him for fiscal 1999. In addition, to provide Mr. Strauch with a substantial equity stake in the future of the Company, on July 27, 1998, the Compensation Committee granted Mr. Strauch an option to purchase up to 160,000 shares of Common Stock at an exercise price of $5.875 per share, the fair market value on the date of the grant, which option vests monthly over a four month period from the date of grant.

                                          Stock Option and Compensation
                                           Committee
                                              Richard W. Oliver
                                              William D. Rasdal
                                              Robert M. Wolfe

                         COMPARATIVE STOCK PERFORMANCE

  The graph below compares the cumulative total shareholders' return on the Company's Common Stock for the last five fiscal years with the total return on the S&P 500 Index and the S&P Technology Sector over the same period (assuming the investment of $100 in the Company's Common Stock, the S&P 500 index and the S&P High Technology--Composite Index, and reinvestment of all dividends).

                               PERFORMANCE GRAPH

                               SYMMETRICOM, INC.
                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                            SYMMETRICOM, INC., S&P
                                 500 INDEX AND
                      S&P HIGH TECHNOLOGY-COMPOSITE INDEX



    [PERFORMANCE GRAPH OF COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN]

                                                       1994 1995 1996 1997 1998
                                                       ---- ---- ---- ---- ----
   Symmetricom, Inc................................... $ 45 $122 $ 76 $ 80 $ 34
   S&P 500 Index......................................  101  128  161  217  282
   S&P Technology Sector Index........................  108  176  210  319  429

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ MARY A. RORABAUGH
                                          Mary A. Rorabaugh
                                          Secretary

Dated: September 28, 1998

                               SYMMETRICOM, INC.

                         EMPLOYEE STOCK PURCHASE PLAN
                          (AS AMENDED JULY 27, 1998)

  The following constitute the provisions of the Employee Stock Purchase Plan of SymmetriCom, Inc.

  1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

  2. Definitions.

  (a) "Applicable Laws" shall mean the requirements relating to the administration of stock option plans under the corporate, securities, tax and other applicable laws of any country or jurisdiction to which the Plan is extended, as well as the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted.

  (b) "Board" shall mean the Board of Directors of the company.

  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

  (d) "Common Stock" shall mean the Common Stock of the Company.

  (e) "Company" shall mean SymmetriCom, Inc. and any Designated Subsidiary of the Company.

  (f) "Compensation" shall mean all base straight time gross earnings and sales commissions, including all payments for overtime, shift premium, incentive compensation, incentive payments, profit sharing, bonuses and other compensation, except for holiday bonuses.

  (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

  (h) "Employee" shall mean any individual who is an Employee of the Company for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

  (i) "Enrollment Date" shall mean the first day of each Offering Period.

  (j) "Exercise Date" shall mean the last day of each Offering Period.

  (k) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

    (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

    (2) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

    (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

  (l) "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after February 1 and terminating on the last Trading Day in the period ending the following July 31, or commencing on the first Trading Day on or after August 1 and terminating on the last Trading Day in the period ending the following January 31, during which an option granted pursuant to the Plan may be exercised, provided that the first Offering Period under this Plan shall be the period of approximately four (4) months, commencing with the first Trading Day on or after October 17, 1994 and terminating on the last Trading Day in the period ending the following January 31, 1995. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

  (m) "Plan" shall mean this Employee Stock Purchase Plan.

  (n) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

  (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

  (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

  (q) "Trading Day" shall mean a day on which national stock exchanges and the NASDAQ System are open for trading.

  3. Eligibility.

  (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

  4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or, in the case of the first Offering Period under the Plan, on the first Trading Day on or after October 17, 1994, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

  5. Participation.

  (a) An eligible Employee may become a participant in the Plan by completing a Participation Agreement authorizing payroll deductions in the form of Exhibit A, Exhibit A-1 or Exhibit A-2 to this Plan, as applicable, and filing it with the Company's payroll office prior to the applicable Enrollment Date.

  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

  6. Payroll Deductions.

  (a) At the time a participant files his or her Participation Agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

  (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may decrease the rate of his or her payroll deductions one time during the Offering Period by completing or filing with the Company a new Participation Agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of or eliminate participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new Participation Agreement unless the Company elects to process a given change in participation more quickly. A participant's Participation Agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

  (d) Notwithstanding the foregoing, to the extent necessary or advisable to comply with the limitations on contributions and Share purchases under this Plan, including but not limited to the limitations imposed pursuant to Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be reduced by the Company. For purposes of complying with
Section 423(b)(8) of the Code and Section 3(b) hereof, payroll deductions shall be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's Participation Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in
Section 10 hereof.

  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

  7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering

Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a 750 Shares in a single Offering Period, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

  8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, notice of exercise of his or her option shall be deemed to have been given by the participant and his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

  9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange for delivery to each participant of his or her shares. In the Company's absolute discretion, delivery shall be by one of the following methods: (i) the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option, (ii) by crediting the shares purchased to an account in the participant's name with a brokerage firm selected by the Board to hold the shares in street name, or (iii) by arranging for such other method of delivery as the Board shall determine and as permitted by Applicable Laws.

  10. Withdrawal; Termination of Employment.

  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time up to four days before the Exercise Date by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new Participation Agreement.

  (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof) for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

  (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

  11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

  12. Stock.

  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 850,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in
Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

  13. Administration.

  (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to prescribe, amend and rescind rules and regulations necessary to conform the Plan to Applicable Laws. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

  (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.

  14. Designation of Beneficiary.

  (a) Subject to Applicable Laws, a participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

  15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

  16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

  17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

  18. Adjustments Upon Changes in Capitalization.

  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Offering Period during which such event occurs shall be cancelled and participants shall receive a refund of all amounts contributed to the Plan during such Offering Period, unless the Board determines, in the exercise of its sole discretion and in lieu of cancelling such Offering Period, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of cancelling the Offering Period, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof.

  The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

  19. Amendment or Termination.

  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

  (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

  (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

    1. altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

    2. shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period under way at the time of the Board action; and

    3. allocating shares.

  Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

  20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

  21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

  22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

                                   EXHIBIT A

                               SYMMETRICOM, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

                            PARTICIPATION AGREEMENT

____ Original Application
____ Change in Payroll Deduction Rate
____ Change of Beneficiary(ies)                  Enrollment Date:_______________

  1. _______ hereby elects to participate in the SymmetriCom, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Participation Agreement and the Employee Stock Purchase Plan.

  2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

  3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

  4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

  5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only): ______________

  6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

  7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

  8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print) __________________________________________________________
                       (First)         (Middle)         (Last)

Relationship __________________________________________________________________
                                       (Address)

NAME: (Please print) __________________________________________________________
                       (First)         (Middle)         (Last)

Relationship __________________________________________________________________
                                       (Address)

Employee's Social Security Number: ____________________________________________

Employee's Address: ___________________________________________________________

  I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:                       Signature of Employee ____________________________

                             Spouse's Signature _______________________________
                             (If beneficiary other than spouse)

                                  EXHIBIT A-1

                               SYMMETRICOM, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

                  PARTICIPATION AGREEMENT--U.K. PARTICIPANTS

____ Original Application
____ Change in Payroll Deduction Rate
____ Change of Beneficiary(ies)                  Enrollment Date:_______________

  1. _______ hereby elects to participate in the SymmetriCom, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Participation Agreement and the Employee Stock Purchase Plan.

  2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

  3. I understand that said payroll deductions shall be accumulated in order to exercise the option(s) granted to me pursuant to the Employee Stock Purchase Plan and to purchase shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

  4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Employee Stock Purchase Plan.

  5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only): ______________

  6. I understand and acknowledge that notwithstanding any other provision of this Participation Agreement or the Employee Stock Purchase Plan:

    (a) neither the Employee Stock Purchase Plan nor this Participation Agreement shall form any part of any contract of employment between myself and the Company or any Designated Subsidiary, and it shall not confer on me any legal or equitable rights (other than those constituting the Options themselves) against the Company or any Designated Subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any Designated Subsidiary;

    (b) no benefits under the Employee Stock Purchase Plan shall form any part of my wages, pay or remuneration or count as wages, pay or remuneration for pension fund or any other purpose;

    (c) in no circumstances shall I, upon ceasing to be employed by the Company or any Designated Subsidiary, be entitled to any compensation for any loss of any right or benefit, or prospective right or benefit under the Employee Stock Purchase Plan which I might otherwise have enjoyed, whether such compensation is claimed by way of damages for wrongful dismissal, breach of contract, compensation for loss of office or otherwise;

    (d) that the Company expressly retains the right to terminate the Plan at any time and that I will have no right to continued participation or option grants under the Employee Stock Purchase Plan in such event.

  7. I understand that I may be subject to taxation upon grant or exercise of any option granted under the Plan, as well as the subsequent disposition of any shares purchased under the Plan.

  8. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

  I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated: ___________________   Signature of Employee ____________________________

                             Spouse's Signature _______________________________

                                  EXHIBIT A-2

                               SYMMETRICOM, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

              PARTICIPATION AGREEMENT--PUERTO RICAN PARTICIPANTS

____ Original Application
____ Change in Payroll Deduction Rate
____ Change of Beneficiary(ies)                  Enrollment Date:_______________

  1. __________ hereby elects to participate in the SymmetriCom, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Participation Agreement and the Employee Stock Purchase Plan.

  2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

  3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

  4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

  5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only): ______________

  6. I understand that at the time shares are purchased for me pursuant to the Plan, I will be treated for Puerto Rican tax purposes as having received ordinary income equal to the excess of the fair market value of the shares over the price I pay for the shares. The Company may withhold from my compensation an amount necessary to meet any applicable withholding obligations under Puerto Rican law.

  I also understand that if I sell the shares within 6 months of the date of purchase , any gain will be taxed as short-term capital gain. (Currently, short-term capital gain is taxed at the same rates as ordinary income.) If I sell my shares after six months from the date of purchase, any gain will be taxed as long-term capital gain. Currently, the long-term capital gain rate is 20%.

  7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

  8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print) __________________________________________________________
                       (First)         (Middle)         (Last)

Relationship __________________________________________________________________
                                       (Address)

NAME: (Please print) __________________________________________________________
                       (First)         (Middle)         (Last)

Relationship __________________________________________________________________
                                       (Address)

Employee's Social Security Number: ____________________________________________

Employee's Address: ___________________________________________________________

  I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:__________________     Signature of Employee ____________________________

                             Spouse's Signature _______________________________
                             (If beneficiary other than spouse)

                                   EXHIBIT B

                               SYMMETRICOM, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

                             NOTICE OF WITHDRAWAL

  The undersigned participant in the Offering Period of the SymmetriCom, Inc. Employee Stock Purchase Plan which began on ________, 19__ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Participation Agreement.

                                     Name and Address of Participant:

                                     Signature:

                                     Date: ____________________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               SYMMETRICOM, INC.

                      1998 ANNUAL MEETING OF SHAREHOLDERS

  The undersigned shareholder of Symmetricom, Inc., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October __, 1998, and hereby appoints Roger A. Strauch and Mary A. Rorabaugh, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of Symmetricom, Inc. to be held on November 9, 1998, at 10:00 a.m., at the offices of the Company, at 2300 Orchard Parkway, San Jose, California 95131-1017 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth below:

  THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED HEREIN, "FOR" EACH PROPOSAL LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING. EITHER OF SUCH ATTORNEYS OR SUBSTITUTES SHALL HAVE AND MAY EXERCISE ALL OF THE POWERS OF SAID ATTORNEYS-IN-FACT HEREUNDER.

       (Continued, and to be marked, dated and signed, on the other side)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

            Please mark your votes as indicated in this example  [X]


1.  Election of Directors           FOR all nominees listed below     WITHHOLD authority to vote
                                    (except as indicated). [_]        for all nominees listed. [_]

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

    Richard W. Oliver, Roger A. Strauch, William D. Rasdal, Robert M. Wolfe

2.  Proposal to increase the size of the Company's Board of Directors
    to four to seven.                                                           FOR [_]     AGAINST [_]    ABSTAIN [_]

3.  Proposal to approve increase in the number of shares available under        FOR [_]     AGAINST [_]    ABSTAIN [_]
    the Company's Employee Stock Purchase Plan from 450,000 to 850,000.

4.  Proposal to ratify the appointment of Deloitte & Touche LLP                 FOR [_]     AGAINST [_]    ABSTAIN [_]
    as the independent auditors of the Company for the 1999 fiscal year.

and upon such other matters which may properly come before the meeting and any adjournment(s) thereof.

(This Proxy should be dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Dated: _________________________________________, 1998

______________________________________________________
                   (Signature)
______________________________________________________
                   (Signature)

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                              FOLD AND DETACH HERE